UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2012 (May 17, 2012)

AMSURG CORP.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-22217	62-1493316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Burton Hills Boulevard
Nashville, Tennessee		37215
(Address of Principal Executive Offices)		(Zip Code)

(615) 665-1283

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further discussed below in Item 5.07, on May 17, 2012, at the 2012 annual meeting (the “Annual Meeting”) of shareholders of AmSurg Corp., a Tennessee corporation (the “Company”), the shareholders of the Company approved an amendment to the AmSurg Corp. 2006 Stock Incentive Plan, as amended (the “2006 Plan”), to increase the number of shares that may be awarded under the 2006 Plan with respect to awards other than stock options and stock appreciation rights from 1,440,000 to 2,040,000. The 2006 Plan, as amended, is filed as Exhibit 10.1 to this report and incorporated herein by reference.

                A summary of the material terms of the 2006 Plan is set forth on pages 35 to 41 of the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 18, 2012, and is incorporated herein by reference. That summary and the foregoing description of the 2006 Plan are qualified in their entirety by reference to the text of the 2006 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                As further discussed below in Item 5.07, at the Annual Meeting, the shareholders of the Company approved an amendment (the “Charter Amendment”) to the Company’s Second Amended and Restated Charter, as amended (the “Charter”).  The Charter Amendment, effective as of May 21, 2012, requires a director nominee in an uncontested election of directors to receive a majority of votes cast for the director nominee to be elected.  Prior to the Charter Amendment, all nominees for election as a director of the Company were elected by a plurality of the votes cast by the shareholders entitled to vote on the election at a meeting.  The Charter Amendment is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

                If a director fails to receive a majority of the votes cast with respect to the director nominee in an uncontested election, the director continues to serve in office until his or her successor is elected or until the number of directors is decreased.  To address this issue, the Board of Directors approved an amendment (the “Bylaw Amendment”) to the Company’s Second Amended and Restated Bylaws, as amended (the “Bylaws”).  The Bylaw Amendment, effective as of May 21, 2012, requires any incumbent director who is nominated but not re-elected to tender his or her resignation to the Board of Directors within ten days following certification of the shareholder vote. The Company’s Nominating and Corporate Governance Committee will consider the tendered resignation and make a recommendation to the Board of Directors of the action to be taken with respect to the resignation. The Board of Directors will decide whether to accept the resignation within 90 days following the date of the shareholders’ meeting at which the election occurred and make prompt public disclosure of the Board of Directors’ decision and rationale.   The Bylaws, as amended, are filed as Exhibit 3.2 to this report and are incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the following proposals were voted on and approved by the Company’s shareholders:

(1)	Election of three directors in Class III for a term of three years and until their successors are duly elected and qualified:

	FOR	WITHHELD	BROKER NON VOTES
Thomas C. Cigarran	17,283,722	11,413,432	866,892
Cynthia S. Miller	27,902,199	794,955	866,892
John W. Popp, Jr., M.D.	27,902,301	794,853	866,892

In addition to the foregoing directors, the remaining directors not up for re-election at the Annual Meeting continue to serve on the Board of Directors.

(2)	Approval, on an advisory basis, of the Company's executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
27,667,668	990,220	39,266	866,892

(3)	Approval of the Charter Amendment to provide for majority voting in the election of directors in uncontested elections:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
28,522,645	170,536	3,973	866,892

(4)	Approval of the amendment to the 2006 Plan:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
26,771,139	1,591,552	334,463	866,892

(5)	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
29,299,935	261,075	3,036	0

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(d)	Exhibits. The following exhibits are filed as part of this report:

Exhibit 3.1	Articles of Amendment to the Second Amended and Restated Charter.
Exhibit 3.2	Second Amended and Restated Bylaws, as amended (Restated for SEC filing purposes only).
Exhibit 10.1	AmSurg Corp. 2006 Stock Incentive Plan, as amended.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.

By:	/s/ Claire M. Gulmi
Claire M. Gulmi

Executive Vice President and
Chief Financial Officer
(Principal Financial and Duly Authorized Officer)

Date:   May 22, 2012

INDEX TO EXHIBITS

Exhibit
Number	Description

3.1	Articles of Amendment to the Second Amended and Restated Charter

3.2	Second Amended and Restated Bylaws, as amended (Restated for SEC filing purposes only)

10.1	AmSurg Corp. 2006 Stock Incentive Plan, as amended